Inventories	3 Months Ended
Mar. 31, 2022
Inventories.
Inventories

7. Inventories

Inventories include the following:

	December 31, 2021	March 31, 2022
	EUR k	EUR k
Raw materials	56,159	26,116
Finished goods	—	—
Total	56,159	26,116

During the three months ended March 31, 2022, the decrease in inventory of EUR 30,043k is due primarily to transfer of inventory to GSK in connection with an agreement in which it entered into with Novartis (see Note 3.6 for additional information) and due to further write-offs as certain raw materials, which had been procured for manufacture into products to sell to GSK, but which are now no longer expected to be purchased.